SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2003

                        Commission File Number: 000-50282

                          Full Circle Promotions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               33-0986282
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

26446 Woodsrest Lane, San Juan Capistrano, California                     92675
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(Address of principal executive offices)                              (Zip Code)


                                  949.272.1695
                                  ------------
              (Registrant's Telephone Number, Including Area Code)









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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On October 20, 2003, Neilan Vancas resigned as the Treasurer and director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Vancas' resignation is filed as Exhibit 17.1 to this Form 8-K.



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INDEX TO EXHIBITS
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17.1     Resignation of Neilan Vancas




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Full Circle Promotions, Inc.


October 20, 2003            By:  /s/ Sean Connelly
                                -----------------------------------------
                                Sean Connelly, President and
                                Chief Executive Officer